                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       --------------------------------

                                  FORM 8-K/A


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) December 10, 1996



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)

Delaware                        0-16102           59-2840783
(State or Other Jurisdiction    Commission        (I.R.S. Employer
   or Incorporation or          file number        Identification
   Organization)                                   Number)

              1000 Crawford Place, Mt. Laurel, New Jersey  08054
                   (Address of principal executive offices)

                                (609) 235-6009
             (Registrant's telephone number, including area code)

Description of Amendment
------------------------


The Company hereby amends its Form 8-K dated December 10, 1996 by filing new consents of Boyer & Ritter, CPAs as Exhibit 23.1 and 23.2.

Item 7.   Combined Financial Statements, Pro Forma
          Financial Information, and Exhibits
          -----------------------------------


(C)    Exhibits.


         23.1 Consent of Boyer & Ritter, CPAs on R & A Bender, Inc.

         23.2 Consent of Boyer & Ritter, CPAs on R & A Bender Property, Ltd.





                              Signature
                              ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EASTERN ENVIRONMENTAL SERVICES, INC.


     Date:     June 6, 1997         By:            /s/ Louis D. Paolino, Jr.
                                              ----------------------------------
                                                        Louis D. Paolino, Jr.
                                                        President

                                 EXHIBIT INDEX

Exhibit
  No.          Description
 -------       -----------

  23.1         Consent of Boyer & Ritter, CPAs on R & A Bender, Inc.

  23.2         Consent of Boyer & Ritter, CPAs on R & A Bender Property, Ltd.